
Peoples
BANK
120
YEARS

CELEBRATING
120 YEARS
1902
2022

Peoples
BANCORP®

INVESTOR PRESENTATION

2nd QUARTER 2022

WORKING TOGETHER BUILDING SUCCESS

TABLE OF CONTENTS

SAFE HARBOR **STATEMENT**

Statements in this presentation which are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. ("Peoples").

The information contained in this presentation should be read in conjunction with Peoples' Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the "2021 Form 10-K"), and earnings release for the second quarter ended June 30, 2022 ("the Second Quarter Earnings Release"), included in Peoples' current report on Form 8-K furnished to the Securities and Exchange Commission ("SEC") on July 26, 2022, each of which is available on the SEC's website (sec.gov) or at Peoples' website (peoplesbancorp.com).

As required by U.S. generally accepted accounting principals, Peoples is required to evaluate the impact of subsequent events through the issuance date of its June 30, 2022 consolidated financial statements as part of its Quarterly Report on Form 10-Q to be filed with the SEC ("Third Quarter form 10-Q"). Peoples expects to file its Third Quarter Form 10-Q with the SEC on or about August 4, 2022. Accordingly, subsequent events could occur that may cause Peoples to update its critical accounting estimates and to revise its Financial Information from which it is contained in this presentation.

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in the 2021 Form 10-K under the section, "Risk Factors" in Part I, Item 1A and in the Second Quarter Earnings Release. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's knowledge of Peoples' business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

Peoples BANCORP®

PROFILE, INVESTMENT RATIONALE, CULTURE & STRATEGY

PEOPLES BANK GEOGRAPHIC FOOTPRINT

- PEBO FOOTPRINT
- COUNTIES WHERE PEBO HAS TOP 3 MARKET SHARE*
- COUNTIES WHERE PEBO HAS OVER $100 MILLION OF DEPOSITS AND IS NOT IN TOP 3 MARKET SHARE*

PEBO SNAPSHOT AS OF JUNE 30, 2022

Loans: $4.6 billion
Assets: $7.3 billion
Deposits: $5.9 billion
Market Cap: $752.5 million
Assets Under Admin/Mgmt: $2.8 billion


OH
CLEVELAND
COLUMBUS
MARIETTA
CINCINNATI
CHARLESTON
HUNTINGTON
LOUISVILLE
LEXINGTON
KY
WV
MD
DC
VA
RICHMOND

* According to FDIC annual summary of deposits as of June 2021.

INVESTMENT RATIONALE

NASDAQ: PEBO

UNIQUE COMMUNITY BANKING MODEL

- Strongest deposit market share positions in more rural markets where we can affect pricing. Top 3 market share in 32 counties across three states.
- Presence near larger cities puts us in a position to capture lending opportunities in urban markets (e.g. Cincinnati, Cleveland, Columbus, Washington D.C., and Richmond)
- Greater revenue diversity than average $1 -$10 billion bank with a fee income ratio of 31%*
- Strong community reputation and active involvement
- Nationwide insurance premium financing and equipment leasing businesses

STRONG, DIVERSE SOURCES OF FEE INCOME

- 20th largest bank-owned insurance agency, with expertise in commercial, personal, life and health
- Wealth management - $2.8 billion in assets under administration and management, including brokerage, trust and retirement planning as of June 30, 2022
- Top 100 U.S. equipment leasing company

CAPACITY TO GROW OUR FRANCHISE

- Strong capital, earnings growth and operating performance to support M&A strategy
- Proven integration capabilities and scalable infrastructure

COMMITTED TO DISCIPLINED EXECUTION AND GENERATING POSITIVE OPERATING LEVERAGE

- Strong, integrated enterprise risk management process
- Focused on business line performance and contribution, operating efficiency and credit quality
- Disciplined credit practice as indicated by portfolio construction and portfolio data

ATTRACTIVE DIVIDEND OPPORTUNITY

- Targeting 40% to 50% payout ratio under normal operating environment
- Dividend paid increased from $0.15 per share for Q1 2016 to $0.38 in the most recent quarter
- Consistently evaluate dividend and adjust accordingly - annualized dividend yield at July 22, 2022 was 5.44%

*Non-interest income, excluding gains and loses, as a percent of total revenue as of 6/30/22

OUR VISION

Our vision is to be the
BEST COMMUNITY BANK IN AMERICA

OUR CORE VALUES

Our actions are guided by our core values represented by the Promise Circle, which embodies how we do business and our never ending pursuit of creative value for our associates, our communities, our clients, and our shareholders. Being true to these core values in the decisions we make and in our business practices is essential to driving sustainable long-term growth.


C
CLIENTS FIRST
I
INTEGRITY ALWAYS
E
EXCELLENCE IN EVERYTHING
PEBO PROMISE CIRCLE
R
RESPECT FOR ALL
L
LEAD THE WAY
C
COMMITMENT TO COMMUNITY

ENVIRONMENTAL, SOCIAL AND GOVERNANCE ("ESG") MATTERS

As we celebrate our 120th anniversary, we are committed to conducting business in a way that ensures that Peoples will be around for many more years. In 2021, we continued to build upon and improve our ESG oversight framework and to further evolve our sustainability strategy. Our ESG areas of focus are organized around our associates, our communities, our clients and our shareholders. More about our ESG practices can be found on our website at **peoplesbancorp.com/about-us/about-peoples.**

STRATEGIC ROAD MAP

NASDAQ: PEBO

Peoples BANK

- Commitment to Superior Shareholder Returns
- Clients' First Choice for Financial Services
- Great Place to Work
- Meaningful Impact on Our Communities

BEST COMMUNITY BANK IN AMERICA

RESPONSIBLE RISK MANAGEMENT

- Everyone is a Risk Manager
- Know the Risks: Strategic, Reputation, Credit, Market, Liquidity, Operational, Compliance
- Disciplined Credit Culture
- Do Things Right the First Time
- Raise Your Hand
- Discover the Root Cause
- Manage Change Effectively
- Keep Information Secure

EXTRAORDINARY CLIENT EXPERIENCE

- Treat The Client Like Family
- Delight The Client
- Ensure A Consistent Client Experience Across All Channels
- Learn Client's Goals and Fears
- Deliver Expert Advice and Solutions
- Evolve the Digital Experience
- DWYSYWD (Do What You Say You Will Do)

PROFITABLE REVENUE GROWTH

- Acquire, Grow and Retain Clients
- Earn Client Referrals
- Go Wide
- Price for the Value We Provide
- Operate Efficiently
- Have Appetite For Winning
- Execute Thoughtful Mergers and Acquisitions

FIRST CLASS WORKPLACE

- Hire for Values
- Competition Is Across the Street
- Promote a Culture of Learning
- Coach In Every Direction
- Put Right People In Right Job
- Be Accountable, No Excuses
- Recognize and Reward Performance
- Balance Work And Life
- Cultivate Diversity
- Spread Goodness / No Jerks

IN TERMS OF SBA 7(a) APPROVED DOLLARS **PEOPLES BANK RANKED**

TOP 5 in OH | **TOP 10** in WV

TOP 15% NATIONALLY

FOR FISCAL YEAR ENDING SEPTEMBER 30, 2021

TOP WORK PLACES 2022 USA

FINANCIAL SERVICES INDUSTRY TOP WORK PLACES 2022

Peoples Bank is **one of only 30 companies** that have between 1,000 and 2,499 employees to be recognized in our industry.



This one is on us!
Peoples
120 YEARS
pebo.com

PEOPLES BANK IS DELIVERING **120 ACTS OF KINDNESS** ACROSS OUR FOOTPRINT IN 2022 AS A WAY TO CELEBRATE OUR **120TH ANNIVERSARY.**



Peoples
120 ACTS OF
Kindness



Peoples
PEBO GAS CARD
THIS ONE IS ON US!

AS OF JUNE 30, 2022, WE HAVE DELIVERED **72 ACTS OF KINDNESS.**



THIS ONE IS ON US
Peoples

2022 COMMUNITY AWARDS

Best Between The Lakes

JOHNSON COUNTY, KY

BEST IN THE VALLEYS

PIKE COUNTY, KY

Best of the BEST

FLOYD COUNTY, KY

The Marietta Times Readers' Choice

CREDIT, CAPITAL & LIQUIDITY

LOANS & LEASES* PORTFOLIO COMPOSITION

- Robust concentration management process focused on portfolio risk diversification
- Relationship based lending
- Commercial Real Estate (CRE) and Commercial & Industrial (C&I) are balanced with Consumer
- CRE financing generally for "A" tier developers only
- CRE is 187% of risk based capital at 3/31/2022
- Very limited out of market lending
- Growing consumer portfolios organically and through acquisitions
- $7.3 billion bank with $30 million guideline for maximum loan exposure per relationship

POLICY / UNDERWRITING STANDARDS

- Experienced, independent commercial and consumer underwriters
  - Comprehensive commercial underwriting package includes standardized loan covenant language, sensitivity analysis, and industry research
- Risk appropriate CRE policy standards that vary by asset class
- Established limits on policy exceptions; volume and trends monitored monthly
- Use of government guarantee programs when appropriate
- Abbreviated approval process for loan exposures < $1.0 million
- Use of automated underwriting systems to evaluate all residential loan requests (e.g. Fannie Mae Desktop Underwriter)

*Also referred to throughout this document as "total loans" and "loans held for investment"

MANAGEMENT & MONITORING

- Clear segregation of duties between sales & credit functions
  - Signature approval process with Credit Administration representation
  - Centralized risk rating, borrowing base monitoring, covenant tracking and testing
  - Consistent documentation and loan funding process centrally managed by Credit Administration with second review
- Experienced workout team dedicated to proactive rehabilitation or exit
- Construction loan monitoring and funding process independently managed by Credit Administration staff

OVERSIGHT

- Board approval required for loan relationships > $30 million
- External loan review by large accounting and advisory firm
- Quarterly Criticized Asset Review (CAR) meetings for loans > $0.5 million
- Quarterly review of Systemically Important Relationships (SIRs)
- Monthly Loan Quality Committee meetings

OUR DELINQUENCY AND NET CHARGE-OFF TRENDS HAVE REMAINED STABLE FOR FIVE YEARS

Percentage of Loans Considered "Current"


100%
95%
90%
98.6%
98.5%
98.5%
98.8%
99.1%
98.8%
2017
2018
2019
2020
2021
YTD-22

Percentage of Net Charge-Offs to Average Loans Annualized


0.375%
0.250%
0.125%
0%
0.15%
0.15%
0.04%
0.05%
0.13%
0.15%
2017
2018
2019
2020
2021
YTD-22

Increase in 2021 charge-offs was driven by a $0.5 million charge-off of one commercial and industrial loan relationship and leasing charge-offs (higher charge-off business than our core franchise)

NPAS HAVE CONTINUED TO DECREASE SINCE THE INCREASE IN Q3 2021, WHICH WAS MAINLY DUE TO ACQUIRED LOANS*


$60
$50
$40
$30
$20
$10
$0
NPA'S IN $ MILLIONS
2017
2018
2019
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21
Q2-21
Q3-21
Q4-21
Q1-22
Q2-22
CRE
RESIDENTIAL
C&I
HELOC
CONSUMER

*The accounting for purchased credit deteriorated loans under ASU 2016-13 resulted in the movement of $3.9 million of loans from the 90+ days past due and accruing category to the nonaccrual category on January 1, 2020. As of December 31, 2019, these loans were presented as 90+ days past due and accruing, although they were not accruing interest income, because they were accreting income from the discount that was recognized due to acquisition accounting. The change in NPA's for the quarter ended September 30, 2021 was a result of $11.1M of OREO property acquired from Premier Financial Bancorp, Inc.

Source: S&P Global Market Intelligence. Nonperforming assets include loans 90+ days past due and accruing, renegotiated loans, nonaccrual loans, and other real estate owned.

ASSET QUALITY

NASDAQ: PEBO

CLASSIFIED AND CRITICIZED LOANS AS A PERCENTAGE OF TIER 1 CAPITAL ARE WELL MANAGED. INCREASE IN Q3 DUE TO ACQUISITION OF PREMIER FINANCIAL BANCORP, INC.



CRITICIZED LOANS / TIER 1 CAPITAL + ALLL *
CLASSIFIED LOANS / TIER 1 CAPITAL + ALLL *
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
25.61%
28.10%
21.22%
19.58%
22.42%
26.54%
27.09%
24.74%
25.83%
35.72%
29.11%
30.93%
28.76%
13.14%
10.78%
14.49%
14.82%
14.15%
16.37%
15.52%
16.17%
15.70%
21.69%
15.99%
16.40%
18.31%
FY-17
FY-18
FY-19
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21
Q2-21
Q3-21
Q4-21
Q1-22
Q2-22

*In accordance with SEC reporting methodologies. Criticized loans includes loans categorized as special mention, substandard or doubtful. Classified loans includes loans categorized as substandard or doubtful.

CRE EXPOSURE IS WELL BELOW SUPERVISORY CRITERIA ESTABLISHED TO IDENTIFY INSTITUTIONS WITH HEIGHTENED CRE CONCENTRATION RISK


PEER BANK SUBS - CRE LOANS / RISK-BASED CAPITAL
400%
350%
300%
250%
200%
150%
100%
50%
0%
300% IS THE LEVEL CONSIDERED HEIGHTENED CRE CONCENTRATION RISK PER SUPERVISORY GUIDANCE.
187%
221%
SRCE
CBU
PRK
NWBI
FMNB
THFF
HBNC
NBTB
FRME
CTBI
PEBO
GABC
CHCO
TOWN
FISI
FCF
LKFN
FFBC
CCNE
SYBT
TMP
TSC
PFC
STBA
EGBN
SASR

Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 3/31/22.
Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD).

The Proxy Peer Group is used above for comparative purposes.

CRE CONCENTRATION ANALYSIS

NASDAQ: PEBO

PEBO IS MEANINGFULLY BELOW THE AVERAGE FOR $1-10 BILLION BANKS

PEER BANK SUBS - CONSTRUCTION, LAND AND LAND DEVELOPMENT LOANS / RISK-BASED CAPITAL



110%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
100% IS THE LEVEL CONSIDERED HEIGHTENED CONSTRUCTION, LAND AND LAND DEVELOPMENT CONCENTRATION RISK PER SUPERVISORY GUIDANCE.
39%
44%
SRCE
CBU
CHCO
NWBI
NBTB
PRK
HBNC
FMNB
FFBC
FCF
TMP
FRME
CTBI
PEBO
STBA
TSC
Universe $1-$10 B
GABC
LKFN
FISI
SYBT
THFF
TOWN
PFC
CCNE
SASR
EGBN

Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 3/31/22. Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD).

The Proxy Peer Group is used above for comparative purposes.

LOAN COMPOSITION REFLECTS DIVERSIFIED RISK PROFILE

TOTAL LOAN PORTFOLIO* = $4.5 BILLION



1
2
3
4
5
6
7
8
9

1 COMMERCIAL REAL ESTATE (CRE) 32%
2 COMMERCIAL & INDUSTRIAL 19%
3 RESIDENTIAL REAL ESTATE 16%
4 CONSUMER, INDIRECT 12%
5 LEASES 7%
6 CONSTRUCTION 4%
7 HOME EQUITY LINES OF CREDIT 4%
8 PREMIUM FINANCE LOANS 3%
9 CONSUMER, DIRECT 3%

TOTAL CRE PORTFOLIO** = $1.5 BILLION



1
2
3
4
5
6
7
8
9
10

1 RETAIL 12%
2 OFFICE BUILDINGS 11%
3 LIGHT INDUSTRIAL 10%
4 APARTMENT 8%
5 MIXED USE 7%
6 LODGING 7%
7 WAREHOUSE 5%
8 ASSISTED LIVING 5%
9 EDUCATIONAL SERVICES 3%
10 OTHER 32%***

TOTAL C&I PORTFOLIO = $0.9 BILLION
WHICH INCLUDES PPP LOANS



1
2
3
4
5
6
7
8
9
10
11

1 FOOD SERVICES 16%
2 AUTO, RV & FLOOR PLAN 16%
3 OWNER OCCUPIED REAL ESTATE 5%
4 TRADE CONTRACTORS 5%
5 MERCHANT WHOLESALERS 4%
6 CONSTRUCTION OF BUILDINGS 4%
7 PLASTIC & RUBBER PRODUCT MANUFACTURING 4%
8 AMBULATORY HEALTH CARE SERVICES 3%
9 WOOD PRODUCT MANUFACTURING 3%
10 EDUCATIONAL SERVICES 2%
11 OTHER 38%***

Data as of June 30, 2022.
*Excludes deposit overdrafts and PPP Loans ($15 million as of June 30, 2022)
**Total CRE includes commercial real estate and construction loans, and exposure includes commitments.
***Top ten categories in terms of loan size are shown (remaining categories in other)

PRUDENT USE OF CAPITAL

CAPITAL PRIORITIES

- Organic growth
- Dividends
- Share repurchases
- Acquisition activities

DIVIDENDS

- 7 years of increasing dividends. Dividend paid increased from $0.15 per share for Q1 2016 to $0.38 in the most recent quarter
- Based on the closing stock price of Peoples' common shares of $27.92 on July 22, 2022, the quarterly dividend produces an annualized yield of 5.44%

SHARE REPURCHASES

- Prudent repurchase of shares
- Repurchased $6 million of shares in Q2 2022 and bought shares in each quarter of 2020
- $24 million of capacity under existing share repurchase program as of June 30, 2022

LOW LOAN TO DEPOSIT RATIO PROVIDES LOW COST LIQUIDITY TO FUND FUTURE GROWTH


LOANS / DEPOSITS - PEER GROUP
NOT TO SCALE
100%
95%
90%
85%
80%
75%
70%
65%
60%
55%
75.75%
UNIV. $1- $10 B AVERAGE: 76.43%
SASR
TSC
STBA
PFC
PRK
FCF
NWBI
SRCE
CCNE
CTBI
PEBO
LKFN
FISI
EGBN
NBTB
FRME
TMP
FFBC
TOWN
SYBT
CHCO
THFF
HBNC
GABC
FMNB
CBU

Source: S&P Global Market Intelligence, as of 3/31/2022. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the "Proxy Peer Group". The parent holding companies of these financial institutions did not comprise the peer group of financial institution holding companies used by Peoples' Compensation Committee in analyzing and setting executive compensation for 2021.

COST OF DEPOSITS

NASDAQ: PEBO

PEBO IS BELOW THE $1 - $10 BILLION BANK UNIVERSE IN TERMS OF COST OF DEPOSITS AS OF MARCH 31, 2022



TOTAL DEPOSIT COST (%)
0.28
0.23
0.18
0.13
0.08
0.03
UNIV. $1- $10 B AVERAGE: 19%
0.14
CTBI
EGBN
CCNE
LKFN
THFF
TOWN
SRCE
PFC
PEBO
FISI
FMNB
FRME
NWBI
CHCO
TMP
HBNC
STBA
GABC
SASR
FFBC
SYBT
CBU
NBTB
PRK
FCF

Source: S&P Global Market Intelligence, as of 3/31/2022. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the "Proxy Peer Group". The parent holding companies of these financial institutions did not comprise the peer group of financial institution holding companies used by Peoples' Compensation Committee in analyzing and setting executive compensation for 2021.

Q2 2022 FINANCIAL INSIGHTS

Q2 2022 HIGHLIGHTS & KEY IMPACTS

NASDAQ: PEBO

FINANCIAL:

- Net interest income increased $7.2 million or 13% compared to the linked quarter.
- Net interest margin increased 43 basis points to 3.84% for the second quarter of 2022, compared to 3.41% for the linked quarter and increased 39 basis points compared to 3.45% for the second quarter of 2021.
- Total non-interest income, excluding net gains and losses, decreased $0.5 million, or 2%, compared to the linked quarter, and increased $3.4 million, or 21%, compared to the second quarter of 2021. Total non-interest income, excluding net gains and losses, for the first six months of 2022 was 31% of total revenue.
- Total non-interest expense decreased $1.7 million, or 3%, compared to the linked quarter.
- For the second quarter of 2022, the efficiency ratio was 58.8%. When adjusted for non-core items, the efficiency ratio was 58.0% for the second quarter of 2022.
- Period-end total loan balances were up $28.8 million compared to March 31, 2022. Excluding purchase accounting adjustments related to Vantage and PPP loans, loan balances grew at a 4% annualized rate compared to the linked quarter-end.
- Asset quality metrics remained stable during the second quarter.
- Loan-to-deposit ratio increased to 77% at June 30, 2022.

Peoples Bank is in the **top third** of peer group for social media followers

OUT OF PROXY PEER GROUP (25 BANKS)

Instagram #5 | LinkedIn #6 | Twitter #7 | Facebook #8

Social media data as of July 1, 2022 for proxy peer group (based on Nasdaq symbol): TOWN, FFBC, CBU, FRME, NWBI, SASR, TSC,NBTB, EGBN, PRK, FCF, STBA, SRCE, TMP, PFC, HBNC, LKFN, SYBT, CHCO, GABC, FISI, CTBI, CCNE, THFF, FMNB

FINANCIAL EXPECTATIONS

LOAN GROWTH	4% TO 6% , EXCLUDING PPP LOANS
FEE-BASED INCOME	12% TO 16% GROWTH COMPARED TO 2021
CREDIT COSTS	CONTINUE TO ANTICIPATE STABILIZATION IN CREDIT COSTS
NON-INTEREST EXPENSE	QUARTERLY TOTAL $50 MILLION TO $52 MILLION FOR THE REMAINDER OF 2022
EFFICIENCY RATIO	TARGET RATIO IN THE HIGH 50'S

VANTAGE IS EXPECTED TO BE 3% ACCRETIVE TO EARNINGS IN 2022

ACQUISITION OF PREMIER FINANCIAL BANCORP, INC

NASDAQ: PEBO

ACQUISITION EFFECTIVE AS OF SEPTEMBER 17, 2021

- Premier Financial Bancorp, Inc. (Nasdaq: PFBI) was headquartered in Huntington, WV and was the holding company for Citizens Deposit Bank and Trust, Inc. and Premier Bank, Inc.
- Operated 46 branches across five states and Washington, D.C.
- Proven track record of profitability and capital generation.

2021 HIGHLIGHTS

- Peoples acquired approximately $1.1B in loans and $1.8B in deposits.
- As a result of the Premier acquisition, Peoples Bank recorded $11.0 million of provision for credit losses to establish the allowance for credit losses for the acquired non-purchased credit deteriorated loans.


NASDAQ CONGRATULATES
PEOPLES BANCORP INC.
ON ACQUIRING
PREMIER FINANCIAL BANCORP
Peoples BANK
PEBO NasdaqListed
Nasdaq






WSAZ STUDIO
SKYPE
FIRST LOOK AT FOUR
PEOPLES BANK

ACQUISITION EFFECTIVE MARCH 7, 2022

- Vantage Financial ("Vantage") was a privately held, mid-ticket, national equipment finance company based in Excelsior, Minnesota.
- The company originates leases primarily for mission critical IT equipment across a wide array of industries including education, legal, healthcare, retail, logistics, manufacturing, among others.
- The combination of North Star Leasing and Vantage creates a compelling opportunity to continue to diversify our loan portfolio. The combined assets would rank in the top 100 of largest equipment finance companies nationally.

HIGHLIGHTS

- $157.5 million total leases as of March 7, 2022
- Strong return profile; 2021 Pretax ROAA and ROAE of 3.4% and 38.5%, respectively
- 2022 EPS accretion expected to be approximately 3% / $0.08

Vantage Financial℠
A PEOPLES BANK® COMPANY

ORIGINATION ($ IN MILLIONS)


$100
$80
$60
$40
$20
$0
$26.7
$38.5
$47.5
$86.6
$70.4
$76.6
2016
2017
2018
2019
2020
2021

MOBILE & DIGITAL USER EXPERIENCE IMPROVEMENT


NEW
DIGITAL
EXPERIENCE
COMING SOON
Peoples
BANK

We are excited to announce
a new online and mobile banking experience coming in the second half of August 2022!

This new experience is simpler, offers a friendlier user experience and more features to help you stay in control of your finances.

BANKING SECTOR PERFORMANCE HAS LAGGED S&P 500 IN TERMS OF 3 & 5 YEAR TOTAL ANNUAL RETURN

TOTAL ANNUAL RETURN AS OF JUNE 30, 2022


50%
40%
30%
20%
10%
0%
- 6%
0%
-11%
-1%
3%
11%
0%
2%
11%
1-YEAR
3-YEAR
5-YEAR

CUMULATIVE TOTAL RETURN FOR THE THREE MONTHS ENDED JUNE 30, 2022


20%
10%
0%
-14%
-8%
-16%
PEBO
PEER GROUP
S&P 500

Total Return includes impact of dividends.

Peers include: TOWN, FFBC, CBU, FRME, NWBI, SASR, TSC,NBTB, EGBN, PRK, FCF, STBA, SRCE, TMP, PFC, HBNC, LKFN, SYBT, CHCO, GABC, FISI, CTBI, CCNE, THFF, FMNB.

Source: Bloomberg

TOTAL REVENUE

NASDAQ: PEBO

TOTAL REVENUE OF $155 MILLION FOR YTD 2022


($ THOUSANDS)
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$51,070
$104,865
$52,653
$113,377
$57,234
$129,612
$64,892
$140,838
$64,330
$138,923
$69,254
$172,395
$39,629
$115,778
FY-16
FY-17
FY-18
FY-19
FY-20
FY-21
YTD-22
NET INTEREST INCOME
NON-INTEREST INCOME, EXCLUDING GAINS AND LOSSES

Peoples benefited from the acquisition of ASB Financial Corp. in the second quarter of 2018, the acquisition of First Prestonsburg Bancshares Inc. in the second quarter of 2019, the acquisition of Triumph Premium Finance in the third quarter of 2020, the acquisition of North Star Leasing in the second quarter of 2021, the acquisition of Premier Bancorp Financial, Inc. in the third quarter of 2021, and the acquisition of Vantage Financial in the first quarter of 2022.

INSURANCE & INVESTMENT INCOME COMPOSITION

TOTAL INVESTMENT REVENUE
Q2 2022
$4.3 MILLION


1
2
3

1 FIDUCIARY 47%
2 BROKERAGE 38%
3 EMPLOYEE BENEFITS 15%

TOTAL INSURANCE REVENUE
Q2 2022
$3.6 MILLION


1
2
3
4

1 P&C COMMERCIAL LINES 62%
2 P&C PERSONAL LINES 22%
3 LIFE & HEALTH 14%
4 OTHER 2%

EXPENSE & EFFICIENCY RATIO

NASDAQ: PEBO

THE RECENT ESCALATION IN EXPENSES WAS DUE TO ACQUISITIONS, AND AN INCREASE IN FTE'S FOR GROWTH AND TECHNOLOGY INVESTMENTS



CORE NON-INTEREST EXPENSE*
($ THOUSANDS) NOT TO SCALE
$200,000
$160,000
$120,000
$80,000
$40,000
$0
FY-17
FY-18
FY-19
FY-20
FY-21
YTD-22
CORE NON-INTEREST EXPENSES
NON-CORE EXPENSES*

COVID-19 AND INCREASED NON-INTEREST EXPENSE IMPACTED THE EFFICIENCY RATIO IN 2020 & 2021



EFFICIENCY RATIO ADJUSTED FOR NON-CORE ITEMS*
NOT TO SCALE
75%
73%
71%
69%
67%
65%
63%
61%
59%
57%
55%
61.85%
61.32%
61.09%
61.94%
63.51%
61.25%
FY-17
FY-18
FY-19
FY-20
FY-21
YTD-22

*Non-US GAAP financial measure. See Appendix.

IMPROVEMENT IN KEY METRICS

WE HAVE MADE STEADY PROGRESS ON THESE METRICS OVER THE RECENT YEARS. THE PROVISION FOR CREDIT LOSSES, INTEREST RATE ENVIRONMENT, AND OTHER ECONOMIC IMPACTS OF COVID-19 SIGNIFICANTLY IMPACTED THESE METRICS IN 2020 AND 2021

RETURN ON AVERAGE ASSETS ADJUSTED FOR NON-CORE ITEMS[1]


2.0%
1.5%
1.0%
0.5%
0.0%
0.62%
0.97%
1.08%
1.32%
1.42%
0.85%
1.18%
1.43%
FY-15
FY-16
FY-17
FY-18
FY-19
FY-20
FY-21
YTD-22

RETURN ON AVERAGE TANGIBLE STOCKHOLDERS' EQUITY ADJUSTED FOR NON-CORE ITEMS[1]


25%
20%
15%
10%
5%
0%
7.32%
11.30%
11.40%
15.48%
15.32%
9.75%
15.84%
21.63%
FY-15
FY-16
FY-17
FY-18
FY-19
FY-20
FY-21
YTD-22

[1] Non-US GAAP financial measure. See Appendix.

TOTAL LOAN GROWTH

NASDAQ: PEBO

TOTAL LOANS* WERE $4.6 BILLION AS OF JUNE 30, 2022, WHICH INCLUDED $15 MILLION IN PPP LOANS



$5,000
$4,000
$3,000
$2,000
$1,000
$0
FY-15
FY-16
FY-17
FY-18
FY-19
FY-20
FY-21
YTD-22
PREMIER FINANCIAL BANCORP, INC. ACQUIRED LOANS
TOTAL PPP LOANS
TOTAL ACQUIRED LEASES
PREMIUM FINANCE ACQUIRED LOANS
FIRST PRESTONSBURG ACQUIRED LOANS
ASB ACQUIRED LOANS
TOTAL LOANS NOT ACQUIRED DURING THE CALENDAR YEAR EXCEPT PPP LOANS

*Also referred to throughout this document as "total loans" and "loans held for investment"

EARNING ASSET MIX

NASDAQ: PEBO

THE INCREASE IN EARNING ASSETS IN 2021 WAS DUE TO ACQUISITIONS



TOTAL EARNING ASSETS (IN $BILLIONS)
$7
$6
$5
$4
$3
$2
$1
$0
73%
76%
74%
80%
73%
73%
27%
24%
26%
20%
27%
27%
FY-17
FY-18
FY-19
FY-20
FY-21
YTD-22
80%
70%
60%
50%
40%
30%
20%
PERCENTAGE OF TOTAL EARNING ASSETS
INVESTMENTS
LOANS
INVESTMENTS %
LOANS %

DEPOSIT GROWTH

NASDAQ: PEBO

DEPOSIT BALANCES BENEFITED FROM PPP LOAN PROCEEDS, FISCAL STIMULUS FOR CONSUMERS AND COMMERCIAL CLIENTS, AND THE ACQUISITION OF PREMIER FINANCIAL BANCORP, INC.



($ MILLIONS)
$6,500
$5,200
$3,900
$2,600
$1,300
$0
$2,730
$2,955
$3,291
$3,910
$5,862
$5,929
42%
40%
40%
43%
48%
47%
FY-17
FY-18
FY-19
FY-20
FY-21
YTD-22
DDAs*
BROKERED CERTIFICATES OF DEPOSIT
GOVERNMENTAL DEPOSIT ACCOUNTS
MONEY MARKET DEPOSIT ACCOUNTS
RETAIL CERTIFICATES OF DEPOSIT
SAVINGS ACCOUNTS
INTEREST-BEARING DDAs*
NON-INTEREST-BEARING DDAs*

*DDAs stands for demand deposit accounts and represents interest-bearing and non-interest bearing transaction accounts.

Q2 2022 APPENDIX

PRE-PROVISION NET REVENUE

Pre-provision net revenue (PPNR) has become a key financial measure used by federal bank regulatory agencies when assessing the capital adequacy of financial institutions. PPNR is defined as net interest income plus total non-interest income (excluding all gains and losses) minus total non-interest expense and, therefore, excludes the provision for loan losses and all gains and/or losses included in earnings. PPNR excludes income tax expense. As a result, PPNR represents the earnings capacity that can be either retained in order to build capital or used to absorb unexpected losses and preserve existing capital.

($ in Thousands)	FY-15	FY-16	FY-17	FY-18	FY-19	FY-20	FY-21	YTD-22
Income before income taxes	$ 14,816	$ 45,282	$ 57,203	$ 54,941	$ 65,358	$ 42,646	$ 56,970	$ 61,273
Add: Provision for loan/credit losses	14,097	3,539	3,772	5,448	2,504	26,254	731	–
Add: Loss on debt extinguishment	–	707	–	–	–	–	–	–
Add: Loss on OREO	530	34	116	35	98	120	–	33
Add: Loss on securities	–	1	–	147	–	368	862	–
Add: Loss on other assets	696	427	–	469	692	170	252	141
Add: Loss on other transactions	43	–	–	76	–	–	–	104
Less: Recovery of loan losses	–	–	–	–	–	–	–	7,587
Less: Gain on OREO	–	–	–	14	–	–	56	–
Less: Gains on securities	729	931	2,983	1	164	–	–	86
Less: Gains on other assets	–	35	28	76	8	–	–	–
Less: Gains on other transactions	–	–	25	168	–	–	897	–
Pre-provision net revenue	**$ 29,453**	**$ 49,024**	**$ 58,055**	**$ 60,857**	**$ 68,480**	**$ 69,558**	**$ 57,862**	**$ 53,878**
Average assets *(in millions)*	$ 3,112	$ 3,320	$ 3,510	$ 3,872	$ 4,222	$ 4,739	$ 5,673	$ 7,094
Pre-provision net revenue to average assets	0.95%	1.48%	1.65%	1.57%	1.62%	1.47%	1.02%	1.53%

PRE-PROVISION NET REVENUE ADJUSTED FOR NON-CORE ITEMS

Pre-provision net revenue (PPNR) has become a key financial measure used by federal bank regulatory agencies when assessing the capital adequacy of financial institutions. PPNR adjusted for non-core items is defined as net interest income, excluding system upgrade revenue waived, acquisition costs, contract negotiation fees, Peoples Bank Foundation, Inc. contribution. Severance costs, COVID-19-related expenses and pension settlement charges, plus the provision for loan losses, refund of contract negotiation fees and all gains and/or losses included in the earnings. PPNR excludes income tax expense. As a result, PPNR represents the earnings capacity that can be retained in order to build capital or used to absorb unexpected losses and preserve existing capital.

($ in Thousands)	FY-15	FY-16	FY-17	FY-18	FY-19	FY-20	FY-21	YTD-22
Income before income taxes	$ 14,816	$ 45,282	$ 57,203	$ 54,941	$ 65,358	$ 42,646	$ 56,970	$ 61,273
Add: System upgrade revenue waived	–	85	–	–	–	–	–	–
Add: Acquisition-related expenses	10,722	–	341	7,262	7,287	489	21,420	1,975
Add: COVID-19 related expenses	–	–	–	–	–	1,332	1,248	123
Add: System upgrade costs	–	1,259	–	–	–	–	–	–
Add: Contract negotiation expenses	–	–	–	–	–	–	1,248	–
Add: Other non-core costs	592	–	–	–	270	1,055	579	–
Add: Pension settlement charges	459	–	242	267	–	1,054	143	–
Add: Provision for loan/credit losses	14,097	3,539	3,772	5,448	2,504	26,254	731	–
Add: Loss on debt extinguishment	520	707	–	–	–	–	–	–
Add: Loss on OREO	529	34	116	35	98	120	–	33
Add: Loss on securities	–	1	–	147	–	368	862	–
Add: Loss on other assets	696	427	–	469	692	170	459	141
Add: Loss on other transactions	43	–	–	76	–	–	–	104
Less: Recovery of loan losses	–	–	–	–	–	–	–	7,587
Less: Gain on OREO	–	–	–	14	–	–	56	–
Less: Gains on securities	729	931	2,983	1	164	–	–	86
Less: Gains on other assets	–	35	28	76	8	–	–	–
Less: Gains on other transactions	–	–	25	168	–	–	897	–
Pre-provision net revenue	**$ 41,702**	**$ 50,368**	**$ 58,638**	**$ 68,386**	**$ 76,037**	**$ 73,488**	**$ 82,707**	**$ 55,976**
Average assets *(in millions)*	$ 3,112	$ 3,320	$ 3,510	$ 3,872	$ 4,222	$ 4,739	$ 5,673	$ 7,094
Pre-provision net revenue to average assets	1.34%	1.52%	1.67%	1.77%	1.80%	1.55%	1.46%	1.59%

APPENDIX
NON-US GAAP MEASURES

NASDAQ: PEBO

CORE NON-INTEREST INCOME

Core non-interest income is a financial measure use by Peoples' recurring non-interest revenue stream. This measure is non-US GAAP since it excludes the impact of all gains and/or losses, and core banking system conversion revenue waived

($ in Thousands)	FY-15	FY-16	FY-17	FY-18	FY-19	FY-20	FY-21	YTD-22
Total noninterest income	$ 46,382	$ 50,867	$ 55,573	$ 56,754	$ 64,274	$ 63,672	$ 68,885	$ 39,436
Less: net gain (loss) on investment securities	729	930	2,983	(146)	164	(368)	862	86
Less: net gain (loss) on asset disposals and other transactions	(1,788)	(1,133)	(63)	(334)	(782)	(290)	(493)	(279)
Add: core banking system conversion revenue waived	–	85	–	–	–	–	–	
Core non-interest income excluding gains and losses	**$ 47,441**	**$ 51,155**	**$ 52,653**	**$ 57,234**	**$ 64,892**	**$ 64,330**	**$ 68,516**	**$ 39,629**

CORE NON-INTEREST EXPENSE

Core non-interest expense is a financial measure used to evaluate Peoples' recurring expense stream. This measure is non-US GAAP since it excludes the impact of core banking system conversion expenses, acquisition-related expenses, COVID-19-related expenses, contract negotiation fees, pension settlement charges, and other non-recurring expenses.

($ in Thousands)	FY-15	FY-16	FY-17	FY-18	FY-19	FY-20	FY-21	YTD-22
Total non-interest expense	$ 115,081	$ 106,911	$ 107,975	$ 125,977	$ 137,250	$ 133,695	$ 183,737	$ 101,528
Less: system conversion expenses	–	1,259	–	–	–	–	–	–
Less: acquisition-related expenses	10,722	–	341	7,262	7,287	489	21,420	1,975
Less: pension settlement charges	459	–	242	267	–	1,054	143	–
Less: COVID-19 related expenses	–	–	–	–	–	1,332	1,248	123
Less: contract negotiation expenses	–	–	–	–	–	–	1,248	–
Less: other non-core charges	592	–	–	–	270	1,055	579	–
Core noninerest expense	**$ 103,308**	**$ 105,652**	**$ 107,392**	**$ 118,448**	**$ 129,693**	**$ 129,765**	**$ 159,099**	**$ 99,430**

EFFICIENCY RATIO AND ADJUSTED FOR NON-CORE ITEMS

The efficiency ratio is a key financial measure used to monitor performance. The efficiency ratio is calculated as total non-interest expense (less amortization of other intangible assets) as a percentage of fully tax-equivalent net interest income plus total non-interest income excluding all gains and losses. This measure in non-US GAAP since it excludes amortization of other intangible assets, and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income. The efficiency ratio adjusted for non-core items is non-US GAAP since it excludes amortization of other intangible assets, non-core expenses, system upgrade revenue waived and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income.

($ in Thousands)	**FY-15**	**FY-16**	**FY-17**	**FY-18**	**FY-19**	**FY-20**	**FY-21**	**YTD-22**
Total noninterest expense	$ 115,081	$ 106,911	$ 107,975	$ 125,977	$ 137,250	$ 133,695	$ 183,737	$ 101,528
Less: amortization on other intangible assets	4,077	4,030	3,516	3,338	3,359	3,223	4,775	3,742
Adjusted total non-interest expense	111,004	102,881	104,459	122,639	133,891	130,472	178,962	97,786
Total non-interest income excluding net gains and losses	47,441	51,070	52,653	57,234	64,892	64,330	69,254	39,629
Net interest income	97,612	104,865	113,377	129,612	140,838	138,923	172,395	115,778
Add: fully taxable equivalent adjustment	1,978	2,027	1,912	881	1,068	1,054	1,350	806
Net interest income on a fully taxable equivalent basis	99,590	106,892	115,289	130,493	141,906	139,977	173,745	116,584
Adjusted revenue	$ 147,031	$ 157,962	$ 167,942	$ 187,727	$ 206,798	$ 204,307	$ 242,999	$ 156,213
Efficiency ratio	**75.50%**	**65.13%**	**62.20%**	**65.33%**	**64.74%**	**63.86%**	**73.65%**	**62.60%**
Core non-interest expense	$ 103,308	$ 105,652	$ 107,392	$ 118,448	$ 129,693	$ 129,765	$ 159,099	$ 99,430
Less: amortization on other intangible assets	4,077	4,030	3,516	3,338	3,359	3,223	4,775	3,742
	99,231	101,622	103,876	115,110	126,334	126,542	154,324	95,688
Core non-interest income excluding gains and losses	47,441	51,070	52,653	57,234	64,892	64,330	69,254	39,629
Net interest income on a fully taxable equivalent basis	99,590	106,892	115,289	130,493	141,906	139,977	173,745	116,584
Adjusted core revenue	147,031	157,962	167,942	187,727	206,798	204,307	242,999	156,213
Efficiency ratio adjusted for non-core items	**67.49%**	**64.33%**	**61.85%**	**61.32%**	**61.09%**	**61.94%**	**63.51%**	**61.25%**

TANGIBLE EQUITY TO TANGIBLE ASSETS AND TANGIBLE BOOK VALUE PER SHARE

Peoples uses tangible capital measures to evaluate the adequacy of Peoples' stockholders'. Such ratios represent non-US GAAP financial measures since the calculation removes the impact of goodwill and other intangible assets acquired through acquisitions on both total stockholders' equity and total assets. Management believes this information is useful to investors since it facilitates the comparison of Peoples' operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-USGAAP financial measures to amounts reported in Peoples' consolidated financial statements.

($ in Thousands)	FY-15	FY-16	FY-17	FY-18	FY-19	FY-20	FY-21	YTD-22
Total stockholders equity	$ 419,789	$ 435,261	$ 458,592	$ 520,140	$ 594,393	$ 575,673	$ 845,025	$ 786,824
Less: goodwill and other intangible assets	149,617	146,018	144,576	162,085	177,503	184,597	290,009	328,132
Tangible equity	**270,172**	**289,243**	**314,016**	**358,055**	**416,890**	**391,076**	**555,016**	**458,692**
Total assets	$ 3,258,970	$ 3,432,348	$ 3,581,686	$ 3,991,454	$ 4,354,165	$ 4,760,764	$ 7,063,521	$ 7,278,292
Less: goodwill and other intangible assets	149,617	146,018	144,576	162,085	177,503	184,597	290,009	328,132
Tangible assets	**3,109,353**	**3,286,330**	**3,437,110**	**3,829,369**	**4,176,662**	**4,576,167**	**6,773,512**	**6,950,160**
Tangible equity to tangible assets	**8.69%**	**8.80%**	**9.14%**	**9.35%**	**9.98%**	**8.55%**	**8.19%**	**6.60%**
Tangible equity	$ 270,172	$ 289,243	$ 314,016	$ 358,055	$ 416,890	$ 391,076	$ 555,016	$ 458,692
Common shares outstanding	18,404,864	18,200,067	18,287,449	19,565,029	20,698,941	19,563,979	28,297,771	28,290,115
Tangible book value per share	**$ 14.68**	**$ 15.89**	**$ 17.17**	**$ 18.30**	**$ 20.14**	**$ 19.99**	**$ 19.61**	**$ 16.21**

RETURN ON AVERAGE ASSETS AND ADJUSTED FOR NON-CORE ITEMS

The return on average assets adjusted for non-core items represents a non-US GAAP financial measure since it excludes the release of the deferred tax asset valuation allowance, the impact of the Tax Cuts and Jobs ACT on the reimbursement of deferred tax assets and deferred tax liabilities, and the after-tax impact of all gains and losses, Peoples Bank Foundation, Inc. contribution, severance costs, COVID-19-related expenses, acquisition-related expenses, contract negotiation fees, and pension settlement charges.

($ in Thousands)	FY-15	FY-16	FY-17	FY-18	FY-19	FY-20	FY-21	YTD-22
Annualized net income	$ 10,941	$ 31,157	$ 38,471	$ 46,255	$ 53,695	$ 34,767	$ 47,555	$ 97,733
Total average assets	3,111,853	3,320,447	3,510,274	3,871,832	4,222,482	4,739,289	5,672,594	7,094,228
Return on average assets	**0.35%**	**0.94%**	**1.10%**	**1.19%**	**1.27%**	**0.73%**	**0.84%**	**1.38%**
Return on average assets adjusted for non-core items:								
Net income	$ 10,941	$ 31,157	$ 38,471	$ 46,255	$ 53,695	$ 34,767	$ 47,555	$ 48,465
Add: core banking system conversion revenue waived	–	85	–	–	–	–	–	–
Less: tax effect of core banking system conversion revenue waived	–	30	–	–	–	–	–	–
Add: net loss on investment securities	–	–	–	146	–	368	862	–
Less: tax effect of net loss on investment securities	–	–	–	31	–	77	181	–
Less: net gain on investment securities	729	930	2,983	–	164	–	–	86
Add: tax effect of net gain on investment securities	255	325	1,044	–	34	–	–	18
Less: net gain on assets disposals and other transactions	-	-	-	–	–	–	493	–
Add: tax effect of net gain on asset disposals and other transactions	-	-	-	–	–	–	104	–
Add: net loss on asset disposals and other transactions	1,788	1,133	63	334	782	290	–	279
Less: tax effect on net loss on asset disposals and other transactions	626	397	22	70	164	61	–	59
Add: system conversion expenses	–	1,259	–	–	–	–	–	–
Less: tax effect on system conversion expense	–	441	–	–	–	–	–	–
Add: acquisition-related expenses	10,722	–	341	7,262	7,287	489	21,420	1,975
Less: tax effect on acquisition-related expenses	3,753	–	119	1,525	1,530	103	4,498	414
Add: pension settlement charges	459	–	242	267	–	1,054	143	–
Less: tax effect on pension settlement charges	161	–	85	56	–	221	30	–
Add: COVID-19 expenses	–	–	–	–	–	1,332	1,248	123
Less: tax effect on COVID-19 expenses	–	–	–	–	–	280	262	26
Add: other non-core charges	592	–	–	–	270	1,055	579	–
Less: tax effect on other non-core charges	207	–	–	–	57	222	122	–
Add: contract negotiation fees	–	–	–	–	–	–	1,248	–
Less: tax effect on contract negotiation fees	–	–	–	–	–	–	262	–
Less: release of deferred tax asset valuation	–	–	–	805	–	–	–	–
Less: impact of Tax Cuts and Jobs Act on deferred tax liability	–	–	–	705	–	–	–	–
Add: impact of Tax Cuts and Jobs Act on deferred tax assets	–	–	897	-	–	–	–	–
Net income adjusted for non-core items	$ 19,281	$ 32,161	$ 37,849	$ 51,072	$ 60,153	$ 40,319	$ 65,339	$ 50,275
Total average assets	3,111,853	3,320,447	3,510,274	3,871,832	4,222,482	4,739,289	5,672,594	7,094,228
Return on average assets adjusted for non-core items	**0.62%**	**0.97%**	**1.08%**	**1.32%**	**1.42%**	**0.85%**	**1.15%**	**1.43%**

(a) Tax effect is calculated using a 21% federal statutory tax rate for the 2021, 2020, 2019 and 2018 periods and 35% federal statutory rate for all other periods shown.

RETURN ON AVERAGE TANGIBLE STOCKHOLDERS' EQUITY

The return on average assets adjusted for non-core items represents a non-US GAAP financial measure since it excludes the release of the deferred tax asset valuation allowance, the impact of the Tax Cuts and Jobs Act on the remeasurement of deferred tax assets and deferred tax liabilities, and the after-tax impact of all gains and losses, Peoples Bank Foundation, Inc. contribution, severance costs, COVID-19-related expenses, acquisition-related expenses. Contract negotiation fees and pension settlement charges.

($ in Thousands)	FY-15	FY-16	FY-17	FY-18	FY-19	FY-20	FY-21	YTD-22
Net income	$ 10,941	$ 31,157	$ 38,471	$ 46,255	$ 53,695	$ 34,767	$ 47,555	$ 48,465
Add: amortization of other intangible assets	4,077	4,030	3,516	3,338	3,359	3,223	4,775	3,742
Less: tax effect of amortization of other intangible assets (a)	1,427	1,411	1,231	701	705	677	1,003	786
Annualized net income excluding the amortization of intangible assets	13,591	33,776	40,756	48,892	56,349	37,313	51,327	103,694
Total average equity	407,296	432,666	450,379	488,139	566,123	575,386	656,633	812,956
Less: average goodwill and other intangible assets	144,013	147,981	144,696	158,115	173,529	181,526	234,683	316,753
Average tangible equity	263,283	284,685	305,683	330,024	392,594	393,860	421,950	496,203
Annualized net income	$ 10,941	$ 31,157	$ 38,471	$ 46,255	$ 53,695	$ 34,767	$ 47,555	$ 48,465
Total average equity	407,296	432,666	450,379	488,139	566,123	575,386	656,633	812,956
Return on average equity	**2.69%**	**7.20%**	**8.54%**	**9.48%**	**9.48%**	**6.04%**	**7.24%**	**5.96%**
Annualized net income excluding the amortization of intangible assets	$ 13,591	$ 33,776	$ 40,756	$ 48,892	$ 56,349	$ 37,313	$ 51,327	$ 103,694
Average tangible equity	263,283	284,685	305,683	330,024	392,594	393,860	421,950	496,203
Return on average tangible equity	**5.16%**	**11.86%**	**13.33%**	**14.81%**	**14.35%**	**9.47%**	**12.16%**	**20.90%**

(a) Tax effect is calculated using a 21% federal statutory tax rate for the 2021, 2020, 2019 and 2018 periods and 35% federal statutory rate for all other periods shown.

RETURN ON AVERAGE STOCKHOLDERS' EQUITY ADJUSTED FOR NON-CORE ITEMS

The return on average stockholders' equity adjusted for non-core items represents a non-US GAAP financial measure since it excludes the release of the deferred tax asset valuation allowance, the impact of the Tax Cuts and Jobs Act on the remeasurement of deferred tax assets and deferred tax liabilities, and after-tax impact of all gains and losses, other non-core charges, Peoples Bank Foundation, Inc. contribution, severance costs, COVID-19 related expenses, acquisition-related expenses, contract negotiation fees, and pension settlement charges.

($ in Thousands)	FY-15	FY-16	FY-17	FY-18	FY-19	FY-20	FY-21	YTD-22
Return on average equity adjusted for non-core items:								
Net income	$ 10,941	$ 31,157	$ 38,471	$ 46,255	$ 53,695	$ 34,767	$ 47,555	$ 48,465
Add: core banking system conversion revenue waived	–	85	–	–	–	–	–	–
Less: tax effect of core banking system conversion revenue waived (a)	–	30	–	–	–	–	–	–
Add: net loss on investment securities	–	–	–	146	–	368	862	–
Less: tax effect of net loss on investment securities (a)	–	–	–	31	–	77	181	–
Less: net gain on investment securities	729	930	2,983	–	164	–	–	86
Add: tax effect of net gain on investment securities (a)	255	325	1,044	–	34	–	–	18
Less: net gain on assets disposals and other transactions	-	-	-	–	–	–	1,325	–
Add: tax effect of net gain on asset disposals and other transactions	-	-	-	–	–	–	278	–
Add: net loss on asset disposals and other transactios	1,788	1,133	63	334	782	290	–	279
Less: tax effect on net loss on asset disposals and other transactions (a)	626	397	22	70	164	61	–	59
Add: system conversion expenses	–	1,259	–	–	–	–	–	–
Less: tax effect on system conversion expense (a)	–	441	–	–	–	–	–	–
Add: acquisition-related expenses	10,722	–	341	7,262	7,287	489	21,420	1,975
Less: tax effect on acquisition-related expenses (a)	3,753	–	119	1,525	1,530	103	4,498	414
Add: pension settlement charges	459	–	242	267	–	1,054	143	–
Less: tax effect on pension settlement charges (a)	161	–	85	56	–	221	30	–
Add: COVID-19 expenses	–	–	–	–	–	1,332	1,248	123
Less: tax effect on COVID-19 related expenses (a)	–	–	–	–	–	280	262	26
Add: other non-core charges	592	–	–	–	270	1,055	579	–
Less: tax effect on other non-core charges (a)	207	–	–	–	57	222	122	–
Add: contract negotiation fees	–	–	–	–	–	–	1,248	–
Less: tax effect on contract negotiation expenses (a)	–	–	–	–	–	–	262	–
Less: release of deferred tax asset valuation	–	–	–	805	–	–	–	–
Less: impact of Tax Cuts and Jobs Act on deferred tax liability	–	–	–	705	–	–	–	–
Add: impact of Tax Cuts and Jobs Act on deferred tax assets	–	–	897	–	–	–	–	–
Net income adjusted for non-core items	$ 19,281	$ 32,161	$ 37,849	$ 51,072	$ 60,153	$ 38,391	$ 66,653	$ 50,275
Average tangible equity	407,296	432,666	450,379	488,139	566,123	575,386	656,633	812,956
Return on average equity adjusted for non-core items	**4.73%**	**7.43%**	**8.40%**	**10.46%**	**10.63%**	**6.67%**	**10.15%**	**12.47%**
Net income adjusted for non-core items	$ 19,281	$ 32,161	$ 37,849	$ 51,072	$ 60,153	$ 38,391	$ 66,653	$ 50,275
Average tangible equity	263,283	284,685	305,683	330,024	392,594	393,860	421,950	496,203
Return on average tangible equity adjusted for non-core items	**7.32%**	**11.30%**	**12.38%**	**15.48%**	**15.32%**	**9.75%**	**15.80%**	**20.43%**

(a) Tax effect is calculated using a 21% federal statutory tax rate for the 2021, 2020, 2019 and 2018 periods and 35% federal statutory rate for all other periods shown.

CHUCK SULERZYSKI
President and Chief Executive Officer
740.374.6163
Chuck.Sulerzyski@pebo.com

KATIE BAILEY
Executive Vice President
Chief Financial Officer and Treasurer
740.376.7138
Kathryn.Bailey@pebo.com

peoplesbancorp.com